UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 30, 2021

 ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway,	Redwood City,	California	94065-1175
(Address of Principal Executive Offices)			(Zip Code)

(650)	628-1500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EA	NASDAQ Global Select Market

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2021, Electronic Arts Inc. (“EA” or the “Company”) announced that Blake Jorgensen, EA’s Chief Financial and Operating Officer, has decided to begin a process to transition from EA with an expected departure in the summer of 2022. The search for a new Chief Financial Officer will commence immediately.

EA also announced that Laura Miele, EA’s Chief Studios Officer, will assume the role of Chief Operating Officer and will transition into the role progressively over the next few months. Ms. Miele has served as EA’s Chief Studios Officer since April 2018. Ms. Miele joined EA in March 1996 and has held several positions at the Company, including Executive Vice President, Global Publishing from April 2016 to April 2018, Senior Vice President of Americas Publishing from June 2014 to April 2016, and several senior roles in the Company's marketing organization.

Item 7.01    Regulation FD Disclosure.

On September 30, 2021, EA announced changes to its leadership team outlined in a CEO letter posted to EA’s website at www.ea.com/news. A copy of the CEO letter is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information provided in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Exchange Act or the Securities Act, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Letter from EA's Chairman and CEO, Andrew Wilson dated September 30, 2021

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Letter from EA's Chairman and CEO, Andrew Wilson dated September 30, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated:	September 30, 2021	By:	/s/ Jacob J. Schatz
Jacob J. Schatz
Chief Legal Officer